UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2023

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6363 Main Street

Williamsville, New York 14221

(Address of principal executive offices, including zip code)

(716) 857-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	NFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2023, National Fuel Gas Distribution Corporation (“Distribution Corporation”), a wholly-owned subsidiary of National Fuel Gas Company (the “Company”), entered into a Retirement and Consulting Services Agreement (the “Agreement”) with Karen M. Camiolo, Treasurer and Principal Financial Officer of the Company. As provided in the Agreement, Ms. Camiolo has determined to retire from employment with Distribution Corporation on May 1, 2023 (the “Retirement Date”). Pursuant to the Agreement, Ms. Camiolo will resign from each position she holds with Distribution Corporation and any of its affiliates (the “Company Group”) and from any positions she holds in respect of the operation, administration or investment of the assets of any employee benefit plan sponsored or maintained by any member of the Company Group, in each case effective as of May 1, 2023.

The Agreement provides that, from the Retirement Date until November 1 2023, Ms. Camiolo will provide to the Company such consulting services as the Chief Executive Officer, Chief Financial Officer, or Board of Directors of the Company (the “Board”) may reasonably request from time to time. The consulting services will include any activities deemed reasonably necessary or appropriate to effect a smooth transition of Ms. Camiolo’s duties and responsibilities as in effect prior to the Retirement Date, and such other matters as the Company shall deem appropriate taking into account Ms. Camiolo’s knowledge, experience and former position with the Company. In no event will Ms. Camiolo perform services under the Agreement at a level that would require her to devote to such services more than eight hours per calendar week.

In performing the services under the Agreement and during the Consulting Period, Ms. Camiolo will be treated as an independent contractor. In respect of the services to be performed, Distribution Corporation will pay Ms. Camiolo the aggregate amount of $450,000. Distribution Corporation will also (i) provide to Ms. Camiolo a taxable lump-sum payment equal to the COBRA premiums that would be required to continue Ms. Camiolo’s group health coverage for a period of 18 months postretirement, based on the premiums for the first month of such postretirement coverage, and (ii) pay the 2023 annual premium on the policy or policies of life insurance Ms. Camiolo has purchased through the Company’s executive life insurance plan. Ms. Camiolo is required to execute, deliver and not revoke, a waiver and release of claims not later than 21 days following the delivery to her of such waiver and release, and a second waiver and release within five business days following the Retirement Date.

The Agreement also contains provisions usual and customary for agreements of this type, including among others, provisions regarding non-disclosure of confidential information, intellectual property, noncompetition, non-solicitation of customers and employees, and indemnification.

Ms. Camiolo will be succeeded as Treasurer and Principal Financial Officer of the Company by Timothy J. Silverstein, effective May 1, 2023. Mr. Silverstein, age 39, has served since July 2021 as Treasurer of the following wholly-owned subsidiaries of the Company: Distribution Corporation, the Company’s utility subsidiary; National Fuel Gas Supply Corporation (“Supply Corporation”) and Empire Pipeline, Inc. (“Empire”), the Company’s pipeline and storage subsidiaries; and National Fuel Gas Midstream Company, LLC, the Company’s gathering subsidiary. He previously served as Assistant Treasurer of Distribution Corporation, Supply Corporation and Empire from April 2020 to July 2021. He served as General Manager of Finance from April 2019 to April 2020, and as Manager of Finance from April 2017 to April 2019. On March 8, 2023, the Compensation Committee of the Board set Mr. Silverstein’s annual salary at $370,000, effective May 1, 2023.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on March 9, 2023. At the Annual Meeting, the stockholders elected David C. Carroll, Steven C. Finch, Joseph N. Jaggers, Jeffrey W. Shaw, Thomas E. Skains, David F. Smith and Ronald J. Tanski as directors for one-year terms. The stockholders also approved named executive officer compensation in a non-binding advisory vote, selected the “every year” option in a non-binding advisory vote on the frequency of future advisory votes on named executive officer compensation, and ratified the appointment of an independent registered public accounting firm for fiscal 2023.

The votes with respect to the directors were as follows:

	For	Percentage of Votes Cast For	Withheld	Broker Non-Votes
David C. Carroll	68,076,526	93.9%	4,452,567	9,059,297
Steven C. Finch	69,939,640	96.4%	2,589,453	9,059,297
Joseph N. Jaggers	71,648,436	98.8%	880,657	9,059,297
Jeffrey W. Shaw	69,976,206	96.5%	2,552,887	9,059,297
Thomas E. Skains	69,983,611	96.5%	2,545,482	9,059,297
David F. Smith	71,235,942	98.2%	1,293,151	9,059,297
Ronald J. Tanski	71,895,363	99.1%	633,730	9,059,297

The advisory vote with respect to approval of named executive officer compensation was as follows: For, 70,517,777 (97.9% of the votes cast); Against, 1,518,971; Abstain, 492,345; Broker Non-Votes, 9,059,297.

The advisory vote with respect to the frequency of future advisory votes on named executive officer compensation was as follows: Every Year, 69,670,181 (96.7% of the votes cast); Every Two Years, 280,575; Every Three Years, 2,101,294; Abstain, 477,043; Broker Non-Votes, 9,059,297.

In light of this advisory vote, the Board has determined that the Company will conduct an advisory vote with respect to approval of named executive compensation on an annual basis.

The vote with respect to ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal 2023 was as follows: For, 79,228,869 (97.3% of the votes cast); Against, 2,163,884; Abstain, 195,637; Broker Non-Votes, 0.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release dated March 9, 2023 regarding the Company’s management change is furnished as part of this Current Report as Exhibit 99.

Neither the furnishing of the press release as an exhibit to this Current Report nor the inclusion in such press release of any reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed or furnished by the Company with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99	Press release furnished regarding management change

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

Dated: March 9, 2023	By:	/s/ Sarah J. Mugel
	Name:	Sarah J. Mugel
	Title:	General Counsel, Secretary and Corporate Responsibility Officer